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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2003

                                   LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                      000-31105                     13-3990223
(State Or Other                 (Commission                   (IRS Employer
Jurisdiction Of                 File Number)                Identification No.)
Incorporation)


                              Three New York Plaza
                            New York, New York 10004
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 981-0700
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Item 5. Other Events and Regulation FD Disclosure.

      On December 18, 2003, Lexent Inc. disseminated a press release which is being filed with this Current Report on Form 8-K as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

      99.1 Press release dated December 18, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LEXENT INC.

                                         By: /s/ Noah Franzblau
                                             -------------------------------
                                             Noah Franzblau
                                             Secretary and General Counsel

Date: December 18, 2003